Supplement, dated May 6, 2011

to Prospectus, dated May 1, 2011

SUPPLEMENT

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

In the Summary Prospectus on page 11, immediately following the bar chart, the sentence “The Small Cap Value Fund began operations May 1, 2007” is hereby deleted and replaced with the following sentence, “The Small Cap Growth Fund began operations May 1, 2007.”